UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                          AMENDMENT NO. 1

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         September 30, 1999
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          Date of Report (Date of earliest event reported)



                      NORTHERN EMPIRE BANCSHARES
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)



       CALIFORNIA                    2-91196          94-2830529
----------------------------      -----------        ------------------
(State or other jurisdiction      (Commission	       (IRS Employer
of incorporation)		           	    File Number)	     Identification No.)



                              801 Fourth Street
                         Santa Rosa, California 95404
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             (Address of principle executive offices) (Zip Code)

                             (707) 579-2265
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            (Registrant's telephone number, including area code)







Item 4		Changes in Registrant's Certifying Accountants

(a)	On September 30, 1999, Northern Empire Bancshares (the
"registrant") appointed the accounting firm of Moss Adams LLP as independent accountants for fiscal 1999 and dismissed
PricewaterhouseCoopers LLP, effective with such appointment.  The
Registrant's Board of Directors approved the selection of Moss Adams LLP as new independent accountants and the dismissal of PricewaterhouseCoopers LLP. Management has not consulted with Moss Adams LLP on any accounting, auditing or reporting matter.

(b)	During the two most recent fiscal years and interim period
subsequent to December 31, 1998, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

(c)	PricewaterhouseCoopers LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d)	The registrant has provided PricewaterhouseCoopers LLP with a copy of this disclosure and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of PricewaterhouseCoopers LLP's letter to the SEC, dated October 1,1999 is filed as Exhibit 16 to the Form 8-K.)


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Northern Empire Bancshares
                                  (Registrant)

     Dated:  October 7, 1999
     By /s/ James B. Keegan, Jr.
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	       James B. Keegan, Jr.
		     President